Exhibit 10.10

Argonaut Insurance Company Deliveries Only: 225 W. Washington, 24th Floor Chicago, IL 60606 United States Postal Service: P.O. Box 469011, San Antonio, TX 78246

Bond No. SUR00220555

CONTINUATION CERTIFICATE

In consideration of Seventeen Thousand and No/100 ($17,000.00) dollars renewal premium, the term of Bond No. SUR00220555 in the amount of Six Hundred Twenty Three Thousand Nine Hundred Forty Six and 20/100 dollars ($623,946.20), issued on behalf of Real Goods Energy Tech, Inc. d/b/a Real Goods Solar, Inc., as Principal, whose address is 360 lnterlocken Blvd., Broomfield, CO 80021, in favor of BAL Solar Portfolio I, LLC, as Obligee, whose address is 50 California Street, Suite 280, San Francisco, CA 94105, in connection with a certain EPC Agreement dated June 16, 2012 for the Williamstown Solar Project is hereby extended to December 31, 2016, subject to all covenants and conditions of said bond.

This certificate is designed to extend only the term of the bond. It does not increase the amount which may be payable thereunder. The aggregate liability of the Company under the said bond together with this certificate shall be exactly the same as, and no greater than it would have been, if the said bond had originally been written to expire on the date to which it is now being extended.

Signed, sealed and dated: October 13, 2015

Argonaut Insurance Company

By:	/s/ Joseph R. Poplawski
Joseph R. Poplawski, Attorney-in-Fact

AS-0085120

Argonaut Insurance Company

Deliveries Only: 225 W. Washington, 24th Floor

Chicago, IL 60606

United States Postal Service: P.O. Box 469011, San Antonio, TX 78246

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the Argonaut Insurance Company, a Corporation duly organized and existing under the laws of the State of Illinois and having its principal office in the County of Cook, Illinois does hereby nominate, constitute and appoint:

Lars LaBere, Jessica Mann, Joseph R. Poplawski

Their true and lawful agent(s) and attorney(s)-in-fact, each in their separate capacity if more than one is named above, to make, execute, seal and deliver for and on its behalf as surety, and as its act and deed any and all bonds, contracts, agreements of indemnity and other undertakings in suretyship provided, however, that the penal sum of any one such instrument executed hereunder shall not exceed the sum of:

$39,000,000,00

This Power of Attorney is granted and is signed and sealed under and by the authority of the following Resolution adopted by the Board of Directors of Argonaut Insurance Company:

"RESOLVED, That the President, Senior Vice President, Vice President, Assistant Vice President, Secretary, Treasurer and each of them hereby is authorized to execute powers of attorney, and such authority can be executed by use of facsimile signature, which may be attested or acknowledged by any officer or attorney, of the Company, qualifying the attorney or attorneys named in the given power of attorney, to execute in behalf of, and acknowledge as the act and deed of the Argonaut Insurance Company, all bond undertakings and contracts of suretyship, and to affix the corporate seal thereto."

IN WITNESS WHEREOF, Argonaut Insurance Company has caused its official seal to be hereunto affixed and these presents to be signed by its duly authorized officer on the 18th day of July, 2013.

Argonaut Insurance Company

by:	/s/ Joshua C. Betz
Joshua C. Betz, Senior Vice President

STATE OF TEXAS

COUNTY OF HARRIS SS:

On this 18th day of July, 2013 A.D., before me, a Notary Public of the State of Texas, in and for the County of Harris, duly commissioned and qualified, came THE ABOVE OFFICER OF THE COMPANY, to me personally known to be the individual and officer described in, and who executed the preceding instrument, and he acknowledged the execution of same, and being by me duly sworn, deposed and said that he is the officer of the said Company aforesaid, and that the seal affixed to the preceding instrument is the Corporate Seal of said Company, and the said Corporate Seal and his signature as officer were duly affixed and subscribed to the said instrument by the authority and direction of the said corporation, and that Resolution adopted by the Board of Directors of said Company, referred to in the preceding instrument is now in force.

IN TESTIMONY WHEREOF, I have hereunto set my hand, and affixed my Official Seal at the County of Harris, the day and year first above written.

/s/ Kathleen M. Meeks
(Notary Public)

I, the undersigned Officer of the Argonaut Insurance Company, Illinois Corporation, do hereby certify that the original POWER OF ATTORNEY of which the foregoing is a full, true and correct copy is still in full force and effect and has not been revoked.

IN WITNESS WHEREOF, I have hereunto set my hand, and affixed the Seal of said Company, on the 15th day of October, 2015.

/s/ Sarah Heineman
Sarah Heineman, VP-Underwriting Surety

THIS DOCUMENT IS NOT VALID UNLESS THE WORDS ARGO POWER OF ATTORNEY AND THE SERIAL NUMBER IN THE UPPER RIGHT HAND CORNER ARE IN BLUE, AND THE DOCUMENT IS ISSUED ON WATERMARKED PAPER. IF YOU HAVE QUESTIONS ON AUTHENTICITY OF THIS DOCUMENT CALL (210) 321-8400.